[GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                         THE GABELLI GLOBAL GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2002

TO OUR SHAREHOLDERS,

      In the conclusion to our third quarter report to shareholders, we stated that markets had become very oversold by the end of September and investors could expect a decent snap back. This forecast proved to be reasonably correct as markets did bounce sharply in October and November, but December was not a good month for equity investors. For the quarter the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index returned 6.5%. Much of this return was due to the weakness of the U.S. dollar in the exchange market. In aggregate, the European Markets appreciated by 3.9% in local currencies but translated back to U.S. dollars the return increased to 10.2%. All the European markets appreciated in U.S. dollar terms. The best performers were some of the smaller markets such as Sweden, Portugal and Finland. Among the larger markets, France did best with a 17.3% return. The performance of the Swiss Market was disappointing. In local currency terms the market actually fell by 3.2%. Some of the large index constituent companies failed to join the market rally. Europe's largest market, the United Kingdom, also under-performed the European average but not by as much as Switzerland.

      The performance of the Japanese market was very disappointing. The Nikkei 225 Index fell by 8.5% in yen terms and by 6.0% when translated back to dollars. However, for the year Japan actually performed better than Europe. Meanwhile Australia, Hong Kong and Singapore managed small gains for the quarter.

      For the fourth quarter of 2002, The Gabelli Global Growth Fund (the "Fund") returned 10.4%, which compares to a return of 5.97% for the average global fund monitored by Lipper Inc.

STRATEGY REVIEW

      The Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                               Quarter
                         --------------------------------------
                            1ST         2ND      3RD     4TH        YEAR
2002: Net Asset Value ....$15.38       12.75   $10.53   $11.62     $11.62
      Total Return ....... (0.5)%     (17.1)%  (17.4)%   10.4%     (24.8)%
----------------------------------------------------------------------------
2001: Net Asset Value ....$18.10      $18.21   $13.87   $15.45     $15.45
      Total Return .......(11.1)%       0.6%   (23.8)%   11.4%     (24.2)%
----------------------------------------------------------------------------
2000: Net Asset Value ....$36.37      $31.46   $27.80   $20.37     $20.37
      Total Return .......  3.4%      (13.5)%  (11.6)%  (20.9)%    (37.5)%
----------------------------------------------------------------------------
1999: Net Asset Value ....$20.33      $23.52   $24.91   $35.17     $35.17
      Total Return ....... 19.7%       15.7%     5.9%    47.4%     116.1%
----------------------------------------------------------------------------
1998: Net Asset Value ....$16.45      $17.39   $15.17   $16.99     $16.99
      Total Return ....... 15.2%        5.7%   (12.8)%   21.4%      28.9%
----------------------------------------------------------------------------
1997: Net Asset Value ....$11.79      $13.72   $15.02   $14.28     $14.28
      Total Return .......  0.3%       16.4%     9.5%    10.9%      41.7%
----------------------------------------------------------------------------
1996: Net Asset Value ....$12.57      $13.40   $13.22   $11.75     $11.75
      Total Return .......  7.3%        6.6%    (1.3)%   (0.3)%     12.5%
----------------------------------------------------------------------------
1995: Net Asset Value ....$10.62      $11.28   $12.30   $11.72     $11.72
      Total Return .......  3.6%        6.2%     9.0%    (1.8)%     17.9%
----------------------------------------------------------------------------
1994: Net Asset Value .... $9.90       $9.97   $10.54   $10.25     $10.25
      Total Return ....... (1.0)%(b)    0.7%     5.7%    (2.8)%      2.5%(b)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002(A)
               ---------------------------------------------------
                                           SINCE
                              QUARTER  INCEPTION (B)  5 YEAR   3 YEAR    1 YEAR
Gabelli Global Growth Fund
   Class AAA .................10.35%      7.56%      (0.13)%  (29.09)%  (24.79)%

MSCI AC World Free Index ..... 7.84%      3.75%      (1.94)%  (16.30)%  (18.98)%
Lipper Global Fund Average ... 5.97%      3.91%      (1.01)%  (15.09)%  (19.53)%
--------------------------------------------------------------------------------
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized. See page 8 for performance of other share classes.

(b) From commencement of investment operations on February 7, 1994.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL GROWTH FUND CLASS AAA SHARES, THE LIPPER GLOBAL FUND AVERAGE AND THE MSCI AC
                                WORLD FREE INDEX

                                [GRAPH OMITTED]
                              PLOT POINTS FOLLOW:

                   GABELLI GLOBAL          LIPPER GLOBAL           MSCI WORLD
                      GROWTH FUND           FUND AVERAGE           FREE INDEX
2/7/94                     10,000                 10,000               10,000
12/94                      10,250                  9,835                9,849
12/95                      12,080                 11,214               11,766
12/96                      13,590                 13,042               13,319
12/97                      19,257                 14,743               15,316
12/98                      24,828                 16,857               18,681
12/99                      53,643                 22,939               23,691
12/00                      30,564                 20,583               20,387
12/01                      23,183                 17,008               17,143
12/02                      17,436                 13,686               13,889

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE TABLES AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/02

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

North America                       60.2%
Europe                              25.3%
Japan                                6.1%
South Africa                         4.8%
Asia/Pacific Rim                     2.0%
Latin America                        1.6%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

UNITED STATES: KEEP YOUR EYE ON CAPACITY UTILIZATION

      We continue to believe that a sustained pick up in capacity utilization and industrial production are the necessary precursors to a prolonged recovery. Much of the cost cutting has been accomplished as unit labor costs have fallen and margins have improved. Productivity is expected to increase by 3.6% this year. What is needed is an increase in revenues. As capacity utilization increases, corporate profits rise, capital spending increases and employment grows. Unfortunately, the excess capacity created during the bubble period of the late 1990s has not yet been unwound. In December, capital utilization fell to 75.4%, the lowest level since March. One year ago, this figure reached an 18-year low of 74.6%. During the ten-year expansion period ending in March 2001, plant usage averaged 82%. Industrial production has also been lackluster. It fell for the second straight year, the first time this has happened since the recession of 1974-75. Meanwhile consumer confidence, as measured by the University of Michigan Consumer Sentiment Index, remains weak. After having rebounded to 86.7 in December following the Fed's rate cut in early November, January's reading has slipped back to 83.7.

      Despite this weakness, there are signs of hope. In December, the Institute for Supply Management's ("ISM") factory index rose to 54.7, the first sign of expansion since August. Meanwhile, low interest rates continue to stimulate the housing market. Housing starts surged 5% in December to 1.835 million units (annualized), their highest level since June 1986. Although the risks of geopolitical uncertainty and higher oil prices remain, the economy is poised for recovery given benign interest rates and the prospect of increased fiscal stimulus.

EURO ZONE: EARNINGS EXPECTATIONS AND DEALS

      Are earnings estimates in the Euro Zone too high? In 2001, earnings fell by 35.1%. This year, earnings growth estimates for 2002 peaked in May at 30.4%. Since June, estimates have declined sequentially as the economic recovery waned to a meager 3.4% (by November). Lackluster fourth quarter guidance would suggest that the final result for 2002 could well be negative. Although 2002 estimates have been cut, revisions to next year's estimates have been modest. Is a 33.1% rebound realistic in 2003? Possibly, considering the amount of "kitchen sinking" that occurred last year. In other words, companies used the downturn to affect large write-offs, take provisions, cut costs and lower break-even points. Consequently, there is the potential for significant earnings gains when compared to this year's undemanding base. Unfortunately, 60% of next year's earnings growth is dependent upon just four sectors: telecom, banking, finance, and technology. Although we select our investments on a bottom up basis, this concentration underscores the importance any revisions in these sectors might have to overall earnings expectations next year.

      On a more positive note, deal activity has been picking up in Europe. Valuations, together with lower interest rates and the need to restructure, have set the stage for an increase in deal activity. In fact, in 2002, mergers and acquisitions involving European targets totaled about $478 billion surpassing U.S. activity for the first time since 1991. Recent deals include Credit Lyonnaise, Autostrade, Italgas, P&O Princess, Gucci, and Carlton/Granada. Last year, corporate activity was muted in the wake of the Enron, Tyco and WorldCom fiascos, as companies feared being labeled serial acquirers. That fear has abated. Now, just as in 1994 when Jack Welch piloted GE's bid for Kemper, deals are back. We believe that HSBC's $14.2 billion bid for the U.S. based sub-prime lender Household International is symptomatic of this trend. Clearly, the muzzling of Mario Monti, Competition Commissioner of the European Commission, has been a positive catalyst favoring the drive toward consolidation, efficiency and shareholder value. Since blocking the GE/Honeywell deal last year, the Commission's decision to block merger transactions has been vetoed by the European Court of First Instance on three occasions (i.e. MyTravel/ First Choice, Schneider/Legrand and Tetra Laval/Sidel), while Carnival's acquisition of P&O Princess Cruises was allowed to proceed unencumbered. We expect this trend to continue in 2003.

JAPAN: WHO WILL SUCCEED HAYAMI?

      The latest economic data released in December suggests that the Japanese economy has stalled but is not shrinking back into recession. Gross Domestic Product ("GDP") rose by 0.8% in the third quarter lead by a pick-up in consumer spending and exports. The strength in exports continued in October and November rising 8.4% and 5.3% respectively, despite weaker industrial production.

Production in November fell 2.2%, which was considerably worse than the consensus of -0.5%. Fortunately, this should not accelerate as inventories have reached a new low for this cycle and their lowest level since 1988. Meanwhile, the unemployment rate actually improved in November to 5.3%, from October's all time high of 5.5%. However, this was due to people leaving the labor force rather than an expansion in employment. Despite the poor wage income situation, consumer spending continued to surprise on the upside as retail sales jumped 2.2% month over month in November. Business confidence also improved as the December Tankan survey of large manufacturers improved from -14 to -9. In the fiscal year ending March 2004, the government expects the economy to grow by 0.5%.

      An important near-term catalyst for the Japanese economy will be the March appointment of Masaru Hayami's successor as Governor of the Bank of Japan. It is hoped that the new appointee will be more dovish than Hayami, who has resisted aggressive policy easing, and may even adapt an inflation target. Consumer price deflation has been a problem in Japan for the last four years and remains stuck at an annual rate of about -0.8% (excluding fresh food). Deflation has exasperated loan delinquencies in Japan and crippled the banking system. A cleansing of the banking system is essential for Japan's long-term economic recovery. This process may have finally begun. Mizuho Holdings, the world's largest bank by assets, announced a full-year loss of 1.95 trillion yen or $16 billion, the largest-ever by a Japanese company, as the bank heeds the government's demands for an acceleration of bad loan write offs.

INVESTMENT SCORECARD

      Among the Fund's larger holdings, Ticketmaster, Vivendi, Coach and Nextel performed strongly during the fourth quarter. For 2002, gold-oriented stocks such as Gold Fields, Glamis Gold, Harmony Gold, Kinross and Durban Roodepoort were the top performers. All these holdings appreciated by move than 100%. At the other end of the spectrum, our laggards included several Japanese stocks such as Nintendo, Ito-Yokado, Secom and Sega. Despite strong fourth quarter performance, the Fund's telecommunications holdings performed poorly for the full year with Broadwing, Centennial Communications and Rogers Wireless retreating significantly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2002.

ALTADIS SA (ALT.P - $22.81 - PARIS STOCK EXCHANGE) is the product of the merger between the largest tobacco companies in France and Spain. The company controls the leading cigarette brands in France and Spain and is involved in the logistics business. Altadis is also the largest cigar company in the world with the rights to sell Cuban cigars in world markets. Since the merger, management has been able to reduce the number of manufacturing plants, thus increasing profits.

DIAGEO PLC (DGE.LN - $10.95 - LONDON STOCK EXCHANGE) is one of the world's leading drinks business with a portfolio of international brands. Some of the company's leading brands include Guinness, Johnnie Walker and Smirnoff. The company has reorganized itself over the past few years and management can now focus its attention on growing its premium drinks business. This restructuring included the sale of Pillsbury to General Mills, the sale of Burger King to a financial buyer and the purchase of Seagram's drinks business.

DURBAN ROODEPOORT DEEP LTD. (DROOY - $4.05 - NASDAQ) is South Africa's fourth largest gold producer with an annual production of just over one million ounces. The company consists of massive amounts of reserves, much of which would become payable at higher gold prices. Management has not undertaken any hedging activities thereby exposing investors to the full upside in a higher gold price environment.

HARMONY GOLD MINING LTD. (HARJ.J - $16.79 - JOHANNESBURG STOCK EXCHANGE; HMY - $16.81 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on both profits and reserves.

KNIGHT RIDDER INC. (KRI - $63.25 - NYSE), headquartered in San Jose, California, is the country's second largest newspaper publisher. The company publishes 32 daily newspapers in 28 markets throughout the United States with circulation of
3.9 million daily and 5.3 million on Sundays. Knight Ridder is the only pure-play newspaper company with such a high concentration of papers in major metropolitan markets including Philadelphia, San Jose, Fort Worth, Detroit, and Miami. Prominent publications include THE PHILADELPHIA INQUIRER, THE MIAMI HERALD, and THE MERCURY NEWS in San Jose.

NEXTEL COMMUNICATIONS INC. (NXTL - $11.55 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $1.8 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected over the next few months and, if approved, would significantly strengthen Nextel's competitive position.

NOVARTIS AG (NOVN.S - $36.70 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

ROCHE HOLDING AG (ROCZG.S - $69.87 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately 60% of sales, diagnostics roughly 19%, vitamins and fine chemicals comprise approximately 15% and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

SWISS RE (RUKN.S - $65.60 - VIRT-X STOCK EXCHANGE) is one of the world's largest reinsurance companies. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following the tragic events of September 11. Swiss Re has a consistent track record of earnings growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                       FEBRUARY                        MARCH              APRIL
                       --------                        -----              -----
      1st Tuesday      Howard Ward                     Howard Ward        Howard Ward
      1st Wednesday    Walter Walsh & Laura Linehan    Caesar Bryan       Charles Minter & Martin Weiner
      2nd Wednesday    Caesar Bryan                    Susan Byrne        Susan Byrne
      3rd Wednesday    Elizabeth Lilly                 Henry Van der Eb   Ivan Arteaga
      4th Wednesday    Barbara Marcin                  Barbara Marcin     Walter Walsh & Laura Linehan
      5th Wednesday                                                       Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that equity prices are discounting continued sluggish growth, at best, in corporate earnings and confidence remains low. However, at current prices, corporations will become increasingly active in pursuing opportunities such as mergers, acquisitions and other associated techniques such as buyouts. In the plus column, a resolution to the crisis in the Middle East is likely to result in a lower oil price, which would act as a tax cut to consumers. Investors can remain confident that the monetary authorities are very aware for the deflationary risks and will remain accommodative. This is a good time to invest in the best overseas companies at attractive valuations.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GICPX for Class AAA Shares. Please call us during the business day for further information.


                               Sincerely,

                               The Gabelli Global Portfolio Management Team
February 15, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------

Altadis SA                                          Knight Ridder Inc.
Archer-Daniels-Midland Co.                          Nextel Communications Inc.
Diageo plc                                          Novartis AG
Durban Roodepoort Deep Ltd.                         Roche Holding AG
Harmony Gold Mining Ltd.                            Swiss Re

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns -- December 31, 2002 (a)
                 -----------------------------------------------
                   CLASS AAA SHARES CLASS A SHARES CLASS B SHARES CLASS C SHARES
                   ---------------- -------------- -------------- --------------
1 Year ............   (24.79)%       (24.82)%      (25.36)%        (25.43)%
....................                  (29.13)%(c)   (29.99)%(d)     (26.35)%(d)
5 Year ............    (0.13)%        (0.12)%       (0.48)%         (0.54)%
....................                   (1.29)%(c)    (0.69)%(d)      (0.54)%(d)
Life of Fund (b) ..     7.56%          7.57%         7.35%           7.31%
 ..................                    6.86%(c)      7.35%(d)        7.31%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 7, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS -- 91.0%
              ADVERTISING -- 0.6%
      37,000  CMGI Inc.+ .........$     60,070 $     36,297
      49,712  JC Decaux SA+ ......     565,872      599,901
                                  ------------ ------------
                                       625,942      636,198
                                  ------------ ------------
              AEROSPACE -- 0.8%
      25,086  BAE Systems plc (b)      120,133       50,002
      14,550  Lockheed Martin
                Corp. ............     670,027      840,263
                                  ------------ ------------
                                       790,160      890,265
                                  ------------ ------------
              AGRICULTURE -- 1.6%
     134,925  Archer-Daniels-
                Midland Co. ......   1,969,039    1,673,070
                                  ------------ ------------
              AUTOMOTIVE -- 0.8%
      33,188  Toyota Motor
                Corp. (b) ........     893,639      880,223
                                  ------------ ------------
              BROADCASTING -- 5.2%
       5,752  Acme Communications
                Inc.+ ............      37,570       45,843
      33,230  British Sky Broadcasting
                Group plc+ (b) ...     326,326      332,846
       8,461  Gray Television Inc.      74,668       82,495
      38,000  Nippon Broadcasting
                System Inc. ......   1,478,995    1,136,765
      86,661  NRJ Group ..........   1,261,097    1,318,598
     100,000  On Command Corp.+ ..     837,500       68,000
         500  Reuters Group plc (b)      6,562        1,434
       7,275  SBS Broadcasting SA+     123,820      105,640
      77,082  Sinclair Broadcast Group
                Inc., Cl. A+ .....     953,301      896,464
     111,981  Young Broadcasting Inc.,
                Cl. A+ ...........   2,992,531    1,474,790
                                  ------------ ------------
                                     8,092,370    5,462,875
                                  ------------ ------------
              BUILDING AND CONSTRUCTION -- 0.5%
      21,974  Fomento de Construcciones y
                Contratas SA .....     527,124      493,451
                                  ------------ ------------
              BUSINESS SERVICES -- 1.5%
      12,740  Avalon Digital Marketing
                Systems Inc.+ ....     850,000       15,415
      67,515  Cendant Corp.+ .....   1,054,523      707,557
      25,000  Secom Co. Ltd. (b) .   1,128,039      854,116
                                  ------------ ------------
                                     3,032,562    1,577,088
                                  ------------ ------------
              CABLE -- 2.3%
      27,412  Cablevision Systems Corp.,
                Cl. A+ ...........     569,977      458,877
     298,350  Charter Communications Inc.,
                Cl. A+ ...........     532,124      352,053
      44,753  Comcast Corp.,
                Cl. A+ ...........   1,552,912    1,054,828
       9,231  Comcast Corp., Cl. A,
                Special+ .........     214,085      208,528
     167,961  UnitedGlobalCom Inc.,
                Cl. A+ ...........     350,921      403,107
                                  ------------ ------------
                                     3,220,019    2,477,393
                                  ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMUNICATIONS EQUIPMENT -- 1.2%
     525,005  Agere Systems Inc.,
                Cl. A+ ...........$    712,140 $    756,007
      86,202  Agere Systems Inc.,
                Cl. B+ ...........     375,048      120,683
       1,225  Furukawa Electric Co.
                Ltd. (b) .........       6,460        2,566
     340,474  Lucent Technologies
                Inc.+ ............   1,884,686      428,997
                                  ------------ ------------
                                     2,978,334    1,308,253
                                  ------------ ------------
              COMPUTER HARDWARE -- 0.5%
      27,860  Hewlett-Packard Co.      506,790      483,650
                                  ------------ ------------
              COMPUTER SOFTWARE AND SERVICES -- 1.6%
     136,645  Ascential Software
                Corp.+ ...........     359,450      327,948
     205,000  Diversinet Corp.
                Units+ ...........     123,000       61,500
      26,000  EMC Corp.+ .........     434,434      159,640
     345,158  Gemplus International
                SA+ ..............     184,133      362,192
      16,800  ManTech International Corp.,
                Cl. A+ ...........     268,800      320,376
     438,079  StorageNetworks
                Inc.+ ............     569,729      508,171
                                  ------------ ------------
                                     1,939,546    1,739,827
                                  ------------ ------------
              CONSUMER PRODUCTS -- 2.4%
      12,136  Altadis SA .........     203,368      276,857
      34,000  Callaway Golf Co. ..     625,906      450,500
       5,314  Compagnie Financiere
                Richemont AG, Cl. A    132,276       99,156
     161,344  Marzotto SpA .......     888,435      888,859
      29,367  Mattel Inc. ........     529,705      562,378
       2,643  Swatch Group AG,
                Cl. B ............     208,976      219,822
                                  ------------ ------------
                                     2,588,666    2,497,572
                                  ------------ ------------
              CONSUMER SERVICES -- 8.8%
     435,478  Ticketmaster, Cl. B+   6,457,250    9,240,843
                                  ------------ ------------
              DIVERSIFIED INDUSTRIAL -- 2.2%
      70,368  Autostrade SpA .....     507,215      700,010
       6,837  Eiffage SA .........     492,594      511,177
     371,000  Finmeccanica SpA ...     343,770      205,555
       5,237  Groupe Bruxelles
                Lambert SA .......     289,716      214,378
      12,336  Honeywell International
                Inc. .............     293,428      296,064
      20,458  Six Continents
                plc (b) ..........     216,201      163,687
      12,236  Tyco International
                Ltd. .............     198,223      208,991
                                  ------------ ------------
                                     2,341,147    2,299,862
                                  ------------ ------------
              EDUCATIONAL SERVICES -- 0.3%
      30,100  Benesse Corp. ......     859,887      337,347
                                  ------------ ------------
              ELECTRONICS -- 1.8%
       1,600  Murata Manufacturing
                Co. Ltd. .........      96,386       62,695
       1,500  Nikon Corp. ........      12,872       11,275
       3,570  Samsung Electronics
                Co. Ltd. .........     585,150      945,137
          75  Sony Corp. (b) .....       3,608        3,101
      58,778  Texas Instruments
                Inc. .............   1,578,296      882,258
       1,000  Toshiba Corp.+ .....       3,466        3,134
                                  ------------ ------------
                                     2,279,778    1,907,600
                                  ------------ ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES -- 5.2%
      11,701  Allegheny
                Energy Inc. ......$     98,338 $     88,459
     102,383  Aquila Inc. ........     210,526      181,218
      73,780  BP plc (b) .........     582,834      499,932
       3,427  CMS Energy Corp. ...      82,248       32,351
      40,000  Devon Energy Corp. .   1,758,734    1,836,000
      12,501  Duke Energy Corp. ..     243,910      244,269
      43,989  El Paso Corp. ......   1,059,697      306,163
       1,466  Electrabel SA ......     327,986      356,128
       1,204  Eni SpA (b) ........      14,968       18,890
      15,470  Equitable
                Resources Inc. ...     462,425      542,069
       5,583  Gas Natural SDG SA .     102,721      105,864
      62,173  National Grid
                Transco plc (b) ..     418,318      457,527
       3,808  Nordex AG+ .........      13,247       10,309
       5,850  Public Service Enterprise
                Group Inc. .......     185,620      187,785
      79,925  Stolt Offshore
                SA+ (b) ..........     666,407      114,318
       1,063  Total Fina Elf
                SA (b) ...........     160,735      151,922
      17,551  TXU Corp. ..........     299,525      327,853
                                  ------------ ------------
                                     6,688,239    5,461,057
                                  ------------ ------------
              ENTERTAINMENT -- 12.0%
      52,794  AOL Time Warner
                Inc.+ ............   1,291,909      691,601
      70,102  Crown Media Holdings
                Inc.,
                Cl. A+ ...........     153,613      158,431
     106,000  EMI Group plc (b) ..     665,137      237,529
     148,000  Fox Kids Europe NV+    1,586,309      698,868
      92,650  Gemstar-TV Guide
                International Inc.+    953,834      301,112
         560  Hudson Soft Co. Ltd.       3,425        2,737
     314,436  Liberty Media Corp.,
                Cl. A+ ...........   3,002,909    2,811,058
      14,197  Metro-Goldwyn-
                Mayer Inc.+ ......     173,355      184,561
       8,206  Nintendo Co.
                Ltd. (b) .........   1,086,238      763,284
     150,000  Publishing &
                Broadcasting Ltd.      873,242      730,624
      85,303  Rank Group plc .....     307,677      365,986
      85,481  Sega Corp.+ ........     708,369      842,780
     100,000  Shaw Brothers
                (Hong Kong) Ltd. .      92,261      102,586
     490,000  SMG plc ............   1,661,136      761,249
       2,447  Viacom Inc., Cl. A+       98,982       99,862
      40,000  Viacom Inc., Cl. B+      544,082    1,630,400
      96,180  Vivendi Universal
                SA (b) ...........   2,970,273    1,544,732
      45,527  Vivendi Universal
                SA, ADR ..........   1,608,882      731,619
                                  ------------ ------------
                                    17,781,633   12,659,019
                                  ------------ ------------
              EQUIPMENT AND SUPPLIES -- 0.5%
       8,800  Canon Inc. (b) .....     312,285      324,553
       6,901  Neopost SA+ ........     221,035      222,316
         978  Tennant Co. ........      34,377       31,883
          50  THK Co. Ltd. .......         718          551
                                  ------------ ------------
                                       568,415      579,303
                                  ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              FINANCIAL SERVICES -- 2.4%
      48,834  Anglo Irish Bank
                Corp. plc ........$    229,640 $    347,435
     185,800  Banca Monte dei Paschi di
                Siena SpA ........     571,199      437,706
      29,039  Bank of Ireland ....     280,066      298,017
       4,400  Converium
                Holding AG+ ......     217,533      213,208
      11,914  Irish Life &
                Permanent plc ....     129,749      128,770
       9,788  JP Morgan
                Chase & Co. ......     214,651      234,912
       4,895  Merrill Lynch &
                Co. Inc. .........     177,346      185,765
      12,136  RAS SpA ............     141,027      147,725
       1,942  Swiss Re (b) .......     186,023      127,389
      29,800  Travelers Property Casualty
                Corp., Cl. A+ ....     551,300      436,570
                                  ------------ ------------
                                     2,698,534    2,557,497
                                  ------------ ------------
              FOOD AND BEVERAGE -- 3.8%
      48,828  Autogrill SpA+ .....     504,419      380,184
      19,000  Beghin-Say .........     696,184      746,067
       2,113  Carlsberg A/S, Cl. B     105,989       92,988
      41,125  Coca-Cola Femsa
                SA, ADR ..........     838,950      736,137
       8,996  Coca-Cola Hellenic Bottling
                Co. SA ...........     135,761      124,985
         980  Constellation
                Brands Inc.+ .....      25,505       23,236
         874  Del Monte Foods Co.+       7,560        6,730
      25,366  Diageo plc (b) .....     295,906      277,795
       4,894  Fleming Cos. Inc. ..      90,001       32,154
       3,947  Hain Celestial
                Group Inc.+ ......      93,141       59,994
       1,957  Heinz (H.J.) Co. ...      72,952       64,327
       5,000  Kerry Group plc,
                Cl. A ............      72,074       66,896
     114,402  Parmalat Finanziaria
                SpA ..............     342,030      272,509
      35,550  Pepsi Bottling
                Group Inc. .......     854,306      913,635
       2,000  Pernod-Ricard SA ...     180,871      193,710
                                  ------------ ------------
                                     4,315,649    3,991,347
                                  ------------ ------------
              HEALTH CARE -- 5.0%
       4,062  Altana AG ..........     213,277      185,417
       2,231  Arkopharma .........      93,107       88,962
       3,170  Aventis SA (b) .....     207,688      171,684
       6,402  Boiron SA ..........     401,240      551,879
      17,607  Bristol-Myers
                Squibb Co. .......     536,865      407,602
      35,000  GlaxoSmithKline
                plc (b) ..........     994,790      655,638
      24,000  Novartis AG (b) ....     850,678      880,761
      17,286  Pliva dd, Reg S, GDR     215,318      248,054
      23,335  Recordati S.P.A ....     443,090      378,563
       6,200  Roche Holding AG ...     495,746      433,178
       3,533  Sanofi-Synthelabo SA     233,219      215,954
      14,683  Schering-Plough
                Corp. ............     445,588      325,963
       6,363  Stada Arzneimittel
                AG ...............     218,031      255,730
      12,499  Wyeth ..............     585,541      467,463
                                  ------------ ------------
                                     5,934,178    5,266,848
                                  ------------ ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING -- 0.2%
       5,550  Greek Organization of
                Football
                Prognostics ......$     51,808 $     58,821
      62,011  Hilton Group plc (b)     226,293      164,814
                                  ------------ ------------
                                       278,101      223,635
                                  ------------ ------------
              METALS AND MINING -- 11.3%
      12,295  Agnico-Eagle Mines Ltd.,
                New York .........     147,293      182,704
      26,918  Agnico-Eagle Mines Ltd.,
                Toronto ..........     315,136      397,522
      14,742  AngloGold Ltd., ADR      320,539      505,061
      43,871  Apollo Gold Corp.+ .      58,498       99,973
      14,684  Compania de Minas
                Buenaventura SA,
                ADR ..............     330,606      387,511
     122,362  Durban Roodepoort Deep
                Ltd., ADR+ .......     210,085      495,566
      29,404  Freeport-McMoRan Copper
                & Gold Inc., Cl. B+    416,477      493,399
      88,484  Glamis Gold Ltd.+ ..     412,447      996,984
      71,026  Gold Fields Ltd.,
                ADR ..............     434,051      991,523
      48,944  Goldcorp Inc. ......     329,388      621,489
     125,679  Harmony Gold Mining Co.
                Ltd. (b) .........   1,607,432    2,110,194
      58,733  Harmony Gold Mining Co.
                Ltd., ADR ........     424,435      987,302
      85,842  IAMGOLD Corp. ......     268,855      417,859
      49,329  Ivanhoe Mines Ltd.+       96,354      102,106
      58,471  Kinross Gold Corp.,
                New York+ ........     141,968      143,254
     490,225  Lihir Gold Ltd.+ (b)     352,823      396,237
      24,474  Meridian Gold Inc.+      293,761      431,477
      24,473  Newmont Mining Corp.     509,482      710,451
       1,469  Peabody Energy Corp.      41,646       42,939
      29,980  Placer Dome Inc.,
                Australia ........     249,899      331,727
      32,026  Placer Dome Inc.,
                New York .........     368,987      368,299
       5,846  Randgold Resources Ltd.,
                ADR+ .............     102,597      171,638
      73,614  Repadre Capital
                Corp.+ ...........     258,831      569,889
                                  ------------ ------------
                                     7,691,590   11,955,104
                                  ------------ ------------
              PUBLISHING -- 2.0%
       7,776  Belo Corp., Cl. A ..     162,760      165,784
     516,425  Independent News &
                Media plc ........   1,129,079      839,962
       3,873  Knight-Ridder Inc. .     233,689      244,967
     213,700  PRIMEDIA Inc.+ .....   2,826,316      440,222
       1,469  Tribune Co. ........      55,925       66,781
         476  United Business
                Media plc (b) ....       4,809        2,023
         124  Washington Post Co.,
                Cl. B ............      67,189       91,512
      12,920  Wolters Kluwer
                NV (b) ...........     276,425      225,195
                                  ------------ ------------
                                     4,756,192    2,076,446
                                  ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              RETAIL -- 2.8%
      40,161  Blockbuster Inc.,
                Cl. A ............$    392,839 $    491,972
      15,554  Boots Co. plc ......     142,971      146,738
      28,400  Coach Inc.+ ........     392,998      934,928
       2,917  Colruyt NV .........     159,541      160,700
       2,070  Ito-Yokado Co. Ltd.       87,711       61,052
      25,550  Ross Stores Inc. ...     848,181    1,083,064
       1,063  Tod's SpA ..........      51,421       34,033
                                  ------------ ------------
                                     2,075,662    2,912,487
                                  ------------ ------------
              SATELLITE -- 0.6%
      43,419  General Motors Corp.,
                Cl. H+ ...........     536,138      464,583
     299,700  Loral Space &
                Communications
                Ltd.+ ............     855,823      128,871
                                  ------------ ------------
                                     1,391,961      593,454
                                  ------------ ------------
              TELECOMMUNICATIONS -- 0.7%
      27,000  AT&T Corp. .........     948,278      704,970
                                  ------------ ------------
              TELECOMMUNICATIONS: BROADBAND -- 0.2%
      42,640  Tiscali SpA+ .......     256,166      191,506
     134,000  United Pan-Europe
                Communications NV,
                Cl. A+ (b) .......     740,648        5,357
                                  ------------ ------------
                                       996,814      196,863
                                  ------------ ------------
              TELECOMMUNICATIONS: LOCAL -- 1.8%
       6,291  ALLTEL Corp. .......     328,763      320,841
       4,768  CenturyTel Inc. ....     145,185      140,084
       2,447  Citizens Communications
                Co.+ .............      24,837       25,816
     116,800  Rogers Communications Inc.,
                Cl. B+ ...........     787,535    1,083,877
       8,543  Verizon Communications
                Inc. .............     345,126      331,041
                                  ------------ ------------
                                     1,631,446    1,901,659
                                  ------------ ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 1.6%
         214  KDDI Corp. .........     755,258      694,278
      48,942  Qwest Communications
                International Inc.+    624,439      244,710
      54,472  Sprint Corp. - FON
                Group ............   1,063,867      788,755
      50,000  WorldCom Inc. -
                MCI Group ........     743,052        9,000
                                  ------------ ------------
                                     3,186,616    1,736,743
                                  ------------ ------------
              TELECOMMUNICATIONS: NATIONAL -- 3.9%
     406,504  Broadwing Inc.+ ....   3,022,050    1,430,894
     113,975  Cable & Wireless plc     140,125       82,112
      34,978  KPN NV+ (b) ........     178,750      224,431
      28,436  Magyar Tavkozlesi Rt     105,596      103,089
      61,724  Portugal Telecom
                SA (b) ...........     394,854      421,336
         847  Swisscom AG (b) ....     253,239      241,272
      22,285  TDC A/S (b) ........     671,807      529,917
      41,943  Telecom Italia SpA,
                RNC ..............     214,934      211,702
       2,267  Telefonica SA+ .....           0       20,292
      79,965  Telekom Austria AG+      663,921      809,745
                                  ------------ ------------
                                     5,645,276    4,074,790
                                  ------------ ------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 4.9%
      42,323  AT&T Wireless
                Services Inc.+ ... $   219,698 $    239,125
     167,200  Centennial Communications
                Corp.+ ...........   2,409,597      436,392
     290,225  Filtronic plc ......   1,878,355      404,161
      99,025  Leap Wireless International
                Inc.+ ............   1,835,595       14,854
     142,420  mm02 plc+ (b) ......     123,049      101,848
     123,436  Nextel Communications Inc.,
                Cl. A+ ...........     816,980    1,425,686
         245  NTT DoCoMo Inc. (b)      672,607      447,502
      18,100  Rogers Wireless
                Communications
                Inc.+ ............     219,045      159,600
      92,100  Rogers Wireless
                Communications Inc.,
                Cl. B+ ...........   1,228,133      810,480
      47,991  Rural Cellular Corp.,
                Cl. A+ ...........   1,095,323       40,792
      48,269  Telecom Italia
                Mobile SpA .......     217,036      220,332
       5,825  Telemig Celular Participacoes
                SA, ADR ..........     212,623       98,442
      82,580  Telenor Asa ........     293,182      315,885
         979  Telephone & Data
                Systems Inc. .....      84,243       46,033
     142,133  Vodafone Group
                plc (b) ..........     212,431      257,585
      23,106  Western Wireless
                Corp., Cl. A+ ....      76,154      122,462
                                  ------------ ------------
                                    11,594,051    5,141,179
                                  ------------ ------------
              TOTAL COMMON
                 STOCKS .......... 117,284,888   95,937,918
                                  ------------ ------------
              PREFERRED STOCKS -- 0.7%
              CABLE -- 0.2%
       1,815  CSC Holdings Inc.,
                11.750% Pfd.,
                Ser. H ...........     133,739      172,879
                                   ------------ ------------
              ENTERTAINMENT -- 0.1%
      14,800  ProSieben Sat.1
                Media AG, Pfd. ...     122,948      100,948
                                  ------------ ------------
              TELECOMMUNICATIONS -- 0.4%
       2,936  Broadwing Inc.,
                6.750% Cv. Pfd.,
                Ser. B ...........      91,163       61,656
       3,800  TDS Capital I,
                8.500% Pfd. ......      95,665       94,620
       3,800  TDS Capital II,
                8.040% Pfd. ......      95,108       92,340
 197,200,000  Telesp Celular Participacoes
                SA, Pfd.+ ........     248,560      236,749
                                  ------------ ------------
                                       530,496      485,365
                                  ------------ ------------
              TOTAL PREFERRED
                 STOCKS ..........     787,183      759,192
                                  ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        ------
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
      34,000  Avalon Digital Marketing
                Systems Inc.,
                Ser. C, expire
                11/11/11+ (a) ....$          0 $          0
       9,444  Avalon Digital Marketing
                Systems Inc.,
                expire 08/03/05+
                (a) ..............           0            0
                                  ------------ ------------
                                             0            0
                                  ------------ ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
     153,750  Diversinet Corp.+
                (a) ..............           0            0
                                  ------------ ------------
              TOTAL WARRANTS .....           0            0
                                  ------------ ------------
    PRINCIPAL
     AMOUNT
    ---------
              U.S. GOVERNMENT OBLIGATIONS -- 8.8%
  $9,276,000  U.S. Treasury
                Bills++, 1.087%
                to 1.680%, 01/02/03 to
                03/27/03 .........   9,264,362    9,264,509
                                  ------------ ------------
              TOTAL INVESTMENTS --
                100.5% ...........$127,336,433  105,961,619
                                  ============
              OTHER ASSETS AND LIABILITIES
                (NET) -- (0.5)%                    (565,104)
                                               ------------
              NET ASSETS -- 100.0% ............$105,396,515
                                               ============
----------------
              For Federal tax purposes:
              Aggregate cost ..................$128,998,103
                                               ============
              Gross unrealized appreciation ...$ 12,408,562
              Gross unrealized depreciation ... (35,445,046)
                                               ------------
              Net unrealized appreciation/
                (depreciation) ................$(23,036,484)
                                               ============
----------------
 (a)  Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
 (b) Market value adjusted in accordance with the fair value procedures established by the Board of Directors.
  +   Non-income  producing  security.
 ++   Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
GDR - Global Depository Receipt.
RNC - Non-Convertible Savings Shares.

                                     % OF
                                    MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE         VALUE
--------------------------         --------      --------
North America .....................  60.2%    $  63,814,200
Europe ............................  25.3%       26,787,400
Japan .............................   6.1%        6,427,959
South Africa ......................   4.8%        5,089,646
Asia/Pacific Rim ..................   2.0%        2,174,583
Latin America .....................   1.6%        1,667,831
                                    -----      ------------
                                    100.0%     $105,961,619
                                    =====      ============

                See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $127,336,433) ..  $ 105,961,619
  Cash and foreign currency, at value
    (Cost $259,539) ..........................        259,088
  Receivable for Fund shares sold ............         31,631
  Dividends, interest and reclaims receivable         147,416
                                                -------------
  TOTAL ASSETS ...............................    106,399,754
                                                -------------
LIABILITIES:
  Payable for investments purchased ..........        390,528
  Payable for Fund shares redeemed ...........        279,173
  Payable for investment advisory fees .......         92,873
  Payable for distribution fees ..............         23,334
  Other accrued expenses .....................        217,331
                                                -------------
  TOTAL LIABILITIES ..........................      1,003,239
                                                -------------
  NET ASSETS applicable to 9,071,977
    shares outstanding .......................  $ 105,396,515
                                                =============
NET ASSETS CONSIST OF:
  Capital stock, at par value ................  $       9,072
  Additional paid-in capital .................    217,200,591
  Accumulated net realized loss on investments
    and foreign currency transactions ........    (90,450,831)
  Net unrealized depreciation on investments
    and foreign currency transactions ........    (21,362,317)
                                                -------------
  TOTAL NET ASSETS ...........................  $ 105,396,515
                                                =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .......................      9,040,425
                                                =============
  Net Asset Value, offering and redemption
    price per share ..........................         $11.62
                                                       ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .......................         15,136
                                                       ======
  Net Asset Value and redemption
    price per share ..........................         $11.63
                                                       ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge
    of 5.75% of the offering price at
    December 31, 2002) .......................         $12.34
                                                       ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .......................          7,553
                                                       ======
  Net Asset Value and offering price per share         $11.42 (a)
                                                       ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .......................          8,863
                                                       ======
  Net Asset Value and offering price per share         $11.38 (a)
                                                       ======
  (a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $87,850) $     1,500,818
  Interest ....................................       157,249
                                                 ------------
  TOTAL INVESTMENT INCOME .....................     1,658,067
                                                 ------------
 EXPENSES:
  Investment advisory fees ....................     1,413,756
  Distribution fees ...........................       354,630
  Shareholder services fees ...................       288,284
  Custodian fees ..............................       107,699
  Shareholder communications expenses .........        73,545
  Interest expense ............................        65,414
  Registration fees ...........................        63,000
  Legal and audit fees ........................        51,333
  Directors' fees .............................         9,500
  Miscellaneous expenses ......................        49,267
                                                 ------------
  TOTAL EXPENSES ..............................     2,476,428
                                                 ------------
  NET INVESTMENT LOSS .........................      (818,361)
                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions .........   (33,278,221)
  Net change in unrealized depreciation
    on investments and foreign
    currency transactions .....................    (3,573,454)
                                                 ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ..............................   (36,851,675)
                                                 ------------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .................  $(37,670,036)
                                                 ============

                See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED
                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------

OPERATIONS:
  Net investment loss ....................  $    (818,361)        $  (2,152,191)
  Net realized loss on investments
    and foreign currency transactions ....    (33,278,221)          (54,348,819)
  Net change in unrealized depreciation of
    investments and foreign
    currency transactions ................     (3,573,454)           (5,826,236)
                                            -------------         -------------
  NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..........    (37,670,036)          (62,327,246)
                                            -------------         -------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ..............................    (35,944,535)          (30,768,473)
  Class A ................................         43,315               (18,300)
  Class B ................................         49,845                    41
  Class C ................................         68,074                48,144
                                            -------------         -------------
  Net decrease in net assets from
     capital share transactions ..........    (35,783,301)          (30,738,588)
                                            -------------         -------------
  NET DECREASE IN NET ASSETS .............    (73,453,337)          (93,065,834)
NET ASSETS:
  Beginning of period ....................    178,849,852           271,915,686
                                            -------------         -------------
  End of period ..........................  $ 105,396,515         $ 178,849,852
                                            =============         =============

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato(R) Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
"Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2002, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2002, there were no open futures contracts.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $818,361 and a decrease to accumulated net realized loss on investments and foreign currency transactions for $93,912, with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Accumulated capital loss carryforward ................ $ (88,789,161)
          Net unrealized depreciation ..........................   (23,036,484)
          Net unrealized appreciation/depreciation on
            foreign receivables and payables ...................        12,497
                                                                 -------------
          Total accumulated loss ............................... $(111,813,148)
                                                                 =============

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $88,789,161. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $48,819,742 of loss carryforward is available through 2009; and $39,969,419 is available through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $352,745 and $297 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $790 and $798, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $109,123,188 and $128,031,232, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $24,059 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2002, Gabelli & Company, Inc. informed the Fund that it received $157 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. During fiscal 2002, the Fund reimbursed the Adviser $34,875 in connection with the cost of computing the Fund's net asset value, which is included in miscellaneous expenses on the Statement of Operations.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2002.

The average daily amount of borrowings outstanding within the year ended December 31, 2002 was $2,530,129 with a related weighted average interest rate of 2.54%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $19,600,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                               YEAR ENDED                             YEAR ENDED
                                            DECEMBER 31, 2002                      DECEMBER 31, 2001
                                     -------------------------------         -------------------------------
                                        SHARES            AMOUNT                SHARES           AMOUNT
                                     -----------       -------------         -----------     ---------------
                                               CLASS AAA                              CLASS AAA
                                     -------------------------------         -------------------------------
Shares sold .....................     57,002,879       $ 782,882,461          66,163,401     $ 1,136,949,607
Shares issued upon
    reinvestment of dividends ...             --                  --              (6,149)           (122,640)
Shares redeemed .................    (59,517,422)       (818,826,996)        (67,935,391)     (1,167,595,440)
                                     -----------       -------------         -----------     ---------------
    Net decrease ................     (2,514,543)      $ (35,944,535)         (1,778,139)    $   (30,768,473)
                                     ===========       =============         ===========     ===============

                                                CLASS A                                 CLASS A
                                     -------------------------------         -------------------------------
Shares sold .....................         11,912       $     144,803               1,107     $        18,858
Shares issued upon
    reinvestment of dividends ...             --                  --                  --                  --
Shares redeemed .................         (7,307)          (101,488)              (2,404)            (37,158)
                                     -----------       -------------         -----------     ---------------
    Net increase (decrease) .....          4,605       $      43,315              (1,297)    $       (18,300)
                                     ===========       =============         ===========     ===============

                                                CLASS B                                 CLASS B
                                     -------------------------------         -------------------------------
Shares sold .....................          3,968       $      51,975                 420     $         7,301
Shares issued upon
    reinvestment of dividends ...             --                  --                  --                  --
Shares redeemed .................           (144)             (2,130)               (506)             (7,260)
                                     -----------       -------------         -----------     ---------------
    Net increase (decrease) .....          3,824       $      49,845                 (86)    $            41
                                     ===========       =============         ===========     ===============

                                                CLASS C                                 CLASS C
                                     -------------------------------         -------------------------------
Shares sold .....................          8,996        $    121,905               3,231     $        62,145
Shares issued upon
    reinvestment of dividends ...             --                  --                  --                  --
Shares redeemed .................         (3,737)            (53,831)               (898)            (14,001)
                                     -----------       -------------         -----------     ---------------
    Net increase ................          5,259       $      68,074               2,333     $        48,144
                                     ===========       =============         ===========     ===============

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                 INCOME
                         FROM INVESTMENT OPERATIONS                               DISTRIBUTIONS
              ------------------------------------------------  ------------------------------------------------
                                         Net
               Net Asset     Net    Realized and      Total                    Net
   Period       Value,   Investment  Unrealized       from         Net      Realized
   Ended      Beginning    Income  Gain (Loss) on   Investment  Investment   Gain on     Paid-in-      Total
December 31   of Period    (Loss)    Investments    Operations    Income   Investments   Capital   Distributions
-----------   ---------- --------- --------------   ----------  ---------- -----------   --------  -------------
CLASS AAA
   2002          $15.45   $(0.08)     $ (3.75)        $ (3.83)         --         --          --           --
   2001           20.37    (0.16)       (4.76)          (4.92)         --         --          --           --
   2000           35.17    (0.29)      (12.92)         (13.21)         --     $(1.48)     $(0.11)      $(1.59)
   1999           16.99    (0.13)       19.77           19.64      $(0.00)(b)  (1.46)         --        (1.46)
   1998           14.28     0.11         3.98            4.09       (0.11)     (1.27)         --        (1.38)
CLASS A
   2002           15.47    (0.08)       (3.76)          (3.84)         --         --           --         --
   2001           20.37    (0.16)       (4.74)          (4.90)         --         --           --         --
   2000(a)        38.80    (0.28)      (16.56)         (16.84)         --      (1.48)      (0.11)      (1.59)
CLASS B
   2002           15.30    (0.17)       (3.71)          (3.88)         --         --           --         --
   2001           20.30    (0.29)       (4.71)          (5.00)         --         --           --         --
   2000(a)        38.80    (0.46)      (16.45)         (16.91)         --      (1.48)      (0.11)      (1.59)
CLASS C
   2002           15.26    (0.17)       (3.71)          (3.88)         --         --           --         --
   2001           20.24    (0.28)       (4.70)          (4.98)         --         --           --         --
   2000(a)        38.80    (0.46)      (16.51)         (16.97)         --      (1.48)      (0.11)      (1.59)

                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              ----------------------------------------------------------------------
                                                  Net
              Net Asset          Net Assets   Investment     Operating
   Period      Value,              End of    Income (Loss)   Expenses to   Portfolio
   Ended       End of      Total    Period     to Average    Average Net    Turnover
December 31    Period     Return+  (in 000's)  Net Assets   Assets (c)(d)      Rate
-----------    --------   ------- -----------  -----------  -------------  ----------
CLASS AAA
   2002         $11.62      (24.8)%  $105,034    (0.58)%        1.75%          82%
   2001          15.45      (24.2)    178,575    (0.91)         1.75          102
   2000          20.37      (37.5)    271,572    (0.95)         1.60           93
   1999          35.17      116.1     447,769    (0.85)         1.58           63
   1998          16.99       28.9      73,999    (0.66)         1.66          105
CLASS A
   2002          11.63      (24.8)        176    (0.58)         1.75           82
   2001          15.47      (24.1)        163    (0.91)         1.75          102
   2000(a)       20.37      (43.3)        241    (0.95)(e)      1.60(e)        93
CLASS B
   2002          11.42      (25.4)         86    (1.33)         2.50           82
   2001          15.30      (24.6)         57    (1.66)         2.50          102
   2000(a)       20.30      (43.5)         77    (1.70)(e)      2.35(e)        93
CLASS C
   2002          11.38      (25.4)        101    (1.33)         2.50           82
   2001          15.26      (24.6)         55    (1.66)         2.50          102
   2000(a)       20.24      (43.7)         26    (1.70)(e)      2.35(e)        93

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) From commencement of offering on March 1, 2000.

(b) Amount represents less than $0.005 per share.

(c) The Fund incurred interest expense during the periods ended December 31, 2002, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.70%, 1.59% and 1.49% (Class AAA), 1.70%, 1.59% and 1.49% (Class A), 2.45%, 2.34% and 2.24%
    (Class B) and 2.45%, 2.34% and 2.24% (Class C), respectively.

(d) The Fund incurred interest expense during the years ended December 31, 1999 and 1998. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55% and 1.63%, respectively.

(e) Annualized.

                See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
Shareholders and Board of Directors of
The Gabelli Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Growth Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Growth Fund of Gabelli Global Series Funds, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          /S/ GRANT THORNTON LLP
New York, New York
January 31, 2003

THE GABELLI GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Growth Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Growth Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1             TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE             SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                        HELD BY DIRECTOR
-----------------      ----------     -------------      ----------------------                       --------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1993          22        Chairman of the Board and Chief                Director of Morgan Group
Director, President and                              Executive Officer of Gabelli Asset             Holdings, Inc. (holding
Chief Investment Officer                             Management Inc. and Chief Investment           company); Vice Chairman of
Age: 60                                              Officer of Gabelli Funds, LLC and              Lynch Corporation
                                                     GAMCO Investors, Inc.; Chairman                (diversified manufacturing)
                                                     and Chief Executive Officer of Lynch
                                                     Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI        Since 1993          10        Senior Vice President of Gabelli &                           --
Director                                             Company, Inc. Director of Gabelli
Age: 58                                              Advisers, Inc.

KARL OTTO POHL         Since 1993          31        Member of the Shareholder Committee of         Director of Gabelli Asset
Director                                             Sal Oppenheim Jr. & Cie (private investment    Management Inc. (investment
Age: 73                                              bank); Former President of the Deutsche        management); Chairman,
                                                     Bundesbank and Chairman of its Central Bank    Incentive Capital and
                                                     Council (1980-1991)                            Incentive Asset Manage-
                                                                                                    ment (Zurich); Director at
                                                                                                    Sal Oppenheim Jr. & Cie,
                                                                                                    Zurich
NON-INTERESTED DIRECTORS:
------------------------
E. VAL CERUTTI         Since 2001           7        Chief Executive Officer of Cerutti             Director of Lynch
Director                                             Consultants, Inc.; Former President and Chief  Corporation
Age: 63                                              Operating Officer of Stella D'oro Biscuit
                                                     Company (through 1992); Adviser, Iona College
                                                     School of Business

ANTHONY J. COLAVITA    Since 1993          33        President and Attorney at Law in the law firm                --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

ARTHUR V. FERRARA      Since 2001           9        Formerly, Chairman of the Board and Chief      Director of The Guardian
Director                                             Executive Officer of The Guardian Life         Life Insurance Company of
Age: 72                                              Insurance Company of America from              America; Director of The
                                                     January 1993 to December 1995; President,      Guardian Insurance &
                                                     Chief Executive Officer and a Director prior   Annuity Company, Inc.,
                                                     thereto                                        Guardian Investor Services
                                                                                                    Corporation, and 5 mutual
                                                                                                    funds within the Guardian
                                                                                                    Fund Complex

WERNER J. ROEDER, MD   Since 1993          26        Vice President/Medical Affairs of Lawrence                   --
Director                                             Hospital Center and practicing private physician
Age:  62

ANTHONIE C. VAN EKRIS  Since 1993          18        Managing Director of BALMAC International, Inc.              --
Director
Age: 68

THE GABELLI GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1             TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE             SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                        HELD BY DIRECTOR
-----------------      ----------     -------------      ----------------------                       --------------------
INTERESTED DIRECTORS 3:
----------------------

OFFICERS:
--------
BRUCE N. ALPERT        Since 1993          --        Executive Vice President and Chief Operating                 --
Vice President and Treasurer                         Officer of Gabelli Funds, LLC since 1988 and
Age: 51                                              an officer of all mutual funds advised by Gabelli
                                                     Funds, LLC and its affiliates.  Director and
                                                     President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary                --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993;
                                                     Secretary of all mutual funds advised by
                                                     Gabelli Advisers, Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D.Gabelli are brothers.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                       Net Asset Value available daily by
                       calling 800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                         John D. Gabelli
CHAIRMAN AND CHIEF                            SENIOR VICE PRESIDENT
INVESTMENT OFFICER                            GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                       FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                     DEUTSCHE BUNDESBANK

Anthony J. Colavita                           Werner J. Roeder, MD
ATTORNEY-AT-LAW                               VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                     LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                             Anthonie C. van Ekris
FORMER CHAIRMAN AND                           MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                       BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA


                                    OFFICERS
Mario J. Gabelli, CFA                         James E. McKee
PRESIDENT AND CHIEF                           SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q402SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
GROWTH
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002